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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): October 10, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


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
Delaware                                           0-22154                      52-1469385
(STATE OR OTHER JURISDICTION OF                    (COMMISSION                  (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                   FILE NUMBER)                 IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

           On October 10, 2000, Manugistics Group, Inc. (the "Company") issued a press release announcing its intention to issue up to $200 million aggregate principal amount of Convertible Subordinated Notes due 2007, with an option to issue up to an additional $50 million of Notes, in a private placement pursuant to Rule 144A under the Securities Act of 1933 (the "Act") and Regulation S under the Act.

           A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report:

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
Exhibit Number       Description
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
     99              Press Release dated October 10, 2000.
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 11th day of October, 2000.


                                        MANUGISTICS GROUP, INC.


                                        By: /s/ Raghavan Rajaji
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                                           Raghavan Rajaji
                                           Executive Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


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
Exhibit Number          Description
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
99                      Press Release dated October 10, 2000.
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